SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2005

NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	6712	52-2407114
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code Number)	identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01	Entry into a Material Definitive Agreement
Item 8.01	Other Event
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1:	Stock Retention Policy

Item 1.01	Entry into a Material Definitive Agreement

The Company's Compensation Committee determined, at its meeting on June 17, 2005 the following awards to be made from the Company's 2005 Long-Term Compensation Plan to directors and the Company's five highest paid executive officers as described in the Company's proxy statement dated March 21, 2005:

	Shares of Restricted Stock	Options to Purchase Stock	Stock Option Exercise Price Per Share

Each Non-Management Director (12)	85,600	214,000	$14.39
Peyton R. Patterson, Chairman, President and Chief Executive Officer	749,000	1,890,300	$14.39
Merrill B. Blanksteen, Executive Vice President and Chief Financial Officer	411,000	771,000	$14.39
Gail E. D. Brathwaite, Executive Vice President and Chief Operating Officer	361,000	720,000	$14.39
David H. Purcell, Executive Vice President, Retail Banking	172,000	340,000	$14.39
Diane Wishnafski, Executive Vice President, Business Banking	172,000	340,000	$14.39

The total awards made at this time to Directors, officers and employees represent approximately 75% of the total number of stock options and restricted stock shares available for issuance pursuant to the NewAlliance Bancshares, Inc. 2005 Long-Term Compensation Plan (8,551,600 stock options award out of a total of 11,415,874 available, and 3,424, 500 restricted stock awards out of a total of 4,566,349 available). The stock option awards for all initial award recipients will vest on the following schedule: 40% at year-end 2005; and 20% at year-end of each of the years 2006 - 2008. The restricted stock share awards will vest 15% at the beginning of calendar years 2006 - 2011; and 10% in 2012. The Compensation Committee may make future awards of the available stock options and/or restricted stock not granted at this time, but no determinations regarding such future awards have been made.

The Company currently expects that the awards will impact 2005 earnings by approximately $0.05 per share. Taking into account this impact, the Company has adjusted its 2005 earnings expectations from approximately $0.53 per share to approximately $0.51 per share.

Statements in this 8-K concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties, and other factors, including those identified from time to time in the Company's other filings with the Securities and Exchange Commission, press releases and other communications. Actual results may also differ based on the Company's ability to successfully capture and integrate customers from announced acquisitions. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Item 8.01	Other Events

The Company adopted a Stock Retention Policy for Directors and senior officers, a copy of which is attached as Exhibit 99.1. The Policy was adopted independent of the determination to award stock options and restricted stock as described in Item 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWALLIANCE BANCSHARES, INC.

By: /s/ Merrill B. Blanksteen
Merrill B. Blanksteen
Executive Vice President and Chief Financial Officer

Date: June 21, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1:	Stock Retention Policy